SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           February 21, 2001


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 21, 2000 The Procter & Gamble Company ("P&G") and The Coca-Cola Company ("KO") issued a joint news release with respect to the mutual intentions of KO and P&G with respect to the proposed acquisition of P&G's Juice Beverages and Salted Snack Products businesses by a wholly owned entity of KO that owns KO's Juice Beverages business in exchange for a 50% equity and voting interest in such entity.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/TERRY L. OVERBEY
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                                       Terry L. Overbey, Secretary
                                       February 21, 2001




                                     Exhibit


1. Press Release by The Procter & Gamble Company dated February 21, 2001.